FEDERATED GLOBAL EQUITY INCOME  FUND
(A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.)
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 2000



A Special Meeting of the shareholders of Federated Global Equity Income Fund (the "Fund"), a portfolio of Federated World Investment Series, Inc. (the "Company"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on August 17, 2000. Shareholders of the Fund will be asked to vote on the change described below. If approved by shareholders, this change will take effect as of August 17, 2000. Shareholders will be notified if this change is not approved. Please keep this supplement for your records.

            TO APPROVE OR DISAPPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE FROM PROVIDING CAPITAL APPRECIATION AND ABOVE-AVERAGE INCOME TO OBTAINING A TOTAL RETURN ON ITS ASSETS.

The Board of Directors has fixed June 15, 2000 as the record date for determination of shareholders entitled to vote at the meeting.

                                                                   June 15, 2000
Cusip 31428U870
Cusip 31428U862
Cusip 31428U854
25560 (6/00)